                                                                   EXHIBIT 10.15

                   Amendment No. 9 to Note Purchase Agreement

                   Amendment No. 9 to Note Purchase Agreement

                                 AMENDMENT NO. 9

            AMENDMENT  NO. 9 dated as of September 27, 2002 to the Note Purchase
Agreement referred to below, between:

            NUCO2 INC., a corporation  duly organized and validly existing under the laws of the State of Florida (the "Company"); and

            each of the Investors appearing under the caption "INVESTORS" on the signature  pages  hereto  (each,  an  "Investor",  and  collectively,  the
      "Investors").

            WHEREAS,  the  Company  and the  Investors  are  party  to a  Senior
Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented  and in effect on the date hereof,  the "Note Purchase
Agreement"),  pursuant to which the Company has issued to the  Investors its 12%
Senior  Subordinated  Notes in an  aggregate  principal  amount  of  $40,000,000 outstanding on the date hereof; and

            WHEREAS,  the parties to the Note Purchase  Agreement  wish to amend the Note Purchase Agreement to make certain modifications thereto;

            Accordingly, the parties hereto hereby agree as follows:

            Section  1.  DEFINITIONS.   Except  as  otherwise  defined  in  this
Amendment No. 9, terms defined in the Note Purchase Agreement are used herein as defined therein.

            Section 2.  AMENDMENTS  TO NOTE PURCHASE  AGREEMENT.  Subject to the
satisfaction  of the  conditions  precedent  specified  in Section 5 below,  but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

            A.  References  in the Note Purchase  Agreement to "this  Agreement"
(and indirect references such as "hereunder",  "hereby",  "herein" and "hereof")
shall be deemed to be  references  to the Note  Purchase  Agreement  as  amended hereby.

            B. The  definition  of "EBITDA" in Section 1.01 of the Note Purchase
Agreement shall be amended in its entirety to read as follows:

            "EBITDA"  shall mean, for the Company and its  Subsidiaries  for any period,  an amount equal to the sum of (a)  Consolidated  Net Income
            (Loss)  for  such  period  plus  (b)  to  the  extent   deducted  in
            determining  Consolidated  Net Income  (Loss) for such  period,  (i)
            Interest Expense,  (ii) income tax expense,  and (iii)  depreciation and amortization,  determined on a consolidated  basis in accordance with GAAP in each case for such period; provided, however, (a) there shall be added to EBITDA for the quarter ending  September 30, 2001,

            so long as such  quarter is used in the EBITDA  calculation  for the relevant  period,  any  non-recurring  charges  associated  with the amortization  of  remaining  loan  fees,  any  waiver  fees  and any termination cost associated with the Company's current interest rate protection  agreement  during such quarter and the charges  taken by the Company during such quarter in connection with the write-down of certain  assets in the  amount of  $1,897,000  , (b) there  shall be added to EBITDA for the quarter ending December 31, 2001, so long as such  quarter is used in the  EBITDA  calculation  for the  relevant period,  the  charges  taken by the Company  during such  quarter in connection  with the  write-down of certain  assets in the amount of
            $109,000,  (c) there shall be added to EBITDA for the quarter ending
            March  31,  2002,  so  long as such  quarter  is used in the  EBITDA calculation  for the  relevant  period,  the  charges  taken  by the
            Company  during such quarter in  connection  with the  write-down of certain  assets in the  amount of  $295,000  and (d) there  shall be added to EBITDA for the  quarter  ending June 30,  2002,  so long as such  quarter is used in the  EBITDA  calculation  for the  relevant period,  the costs and  charges  taken by the  Company  during  such quarter in  connection  with the  write-down of certain  assets,  an increase in the reserve for accounts receivable and costs associated with  various  personnel  and  consulting  actions  in the amount of
            $4,904,000.

            C. Section  8.09(b) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                        "(b) Total Net Funded Debt Coverage  Ratio.  The Company
            will not permit the Total Net Funded Debt  Coverage  Ratio to exceed the  following  respective  ratios at any time during the  following respective periods:

                                Period                          Ratio
                                ------                          -----

                    From July 1, 2002
                     through March 31, 2003                   4.95 to 1.00

                    From April 1, 2003
                     Through September 30, 2003               4.45 to 1.00

                    From October 1, 2003
                     and at all times thereafter              4.25 to 1.00"

            Section 3. WAIVER.  Subject to the  satisfaction  of the  conditions specified  in  Section 5 below,  but with  effect on and after the  ------  date hereof, the Investors hereby agree to waive any Default that has occurred and is continuing on the date hereof as a result of the Company's  failure to comply as of June 30, 2002 with the requirements under Sections 8.09(a) and 8.09(b) of the
Note Purchase  Agreement (as in effect immediately prior to the effectiveness of this Amendment No. 9).

            Section 4.  REPRESENTATIONS  AND WARRANTIES.  The Company represents and warrants to the Investors that: (a) the  representations  and warranties set forth in Article VI of the Note Purchase  Agreement (as amended hereby) are true and  complete  on the date hereof as if made on and as of the date hereof and as if each  reference in said Article VI to "this  Agreement"  (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No.
9 (except that (i) certain of the  Indebtedness  listed in Schedule  6.12 to the
Note Purchase Agreement has been paid by the Company, (ii) the number of validly issued  and  outstanding  shares of common  stock,  par value  $0.001 per share, referred to in Section 6.13 of the Note  Purchase  Agreement is  10,633,405  and
(iii) the number of outstanding options granted under the Company's stock option plans has changed;  and (b) (after  giving  effect to the waiver under Section 3 above) no Default has occurred and is continuing.

            Section 5. CONDITIONS PRECEDENT. The amendments to the Note Purchase
Agreement  set forth in said Section 2, and the waiver  under the Note  Purchase
Agreement  set forth in said Section 3, shall become  effective,  as of the date hereof, upon the satisfaction of the following conditions:

            (a)  AMENDMENT  NO. 9. The  execution  and  delivery  of one or more counterparts  of this  Amendment  No. 9 by the  Company  and the  Required
      Investors, and receipt by the Investors of evidence that the lenders party to the Senior Credit Agreement shall have approved this Amendment No. 9.

            (b) SECOND  AMENDMENT  TO SENIOR  CREDIT  AGREEMENT.  Receipt by the
      Investors of a copy of the Second  Amendment to Senior Credit Agreement in substantially the form heretofore  delivered to each of the Investors,  as executed by the parties thereto.

            (c)  AMENDMENT  FEE.  Receipt by each Investor that has executed and delivered a counterpart  of this  Amendment No. 9 prior to 12:00 noon (New
      York City time) on  September  27,  2002 of an  amendment  fee equal to 25 basis  points on the  principal  amount of the Notes or Notes held by such
      Investor.

            (d)  OTHER  DOCUMENTS.  Receipt  by  the  Investors  of  such  other documents as any Investor may reasonably request.

            Section  6.  MISCELLANEOUS.  Except  as  herein  provided,  the Note
      Purchase  Agreement  shall remain  unchanged and in full force and effect.
      This Amendment No. 9 may be executed in any number of counterparts, all of which  taken  together  shall  constitute  one  and  the  same  amendatory instrument  and any of the parties hereto may execute this Amendment No. 9 by signing any such  counterpart.  This  Amendment No. 9 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment
No. 9 to be duly  executed  and  delivered  as of the day and year  first  above written.

                                   NUCO2 INC.

                                   By: /s/Gregg F. Stewart
                                       -----------------------
                                       Title: Chief Financial Officer

                                   INVESTORS
                                   ---------

                                   J.P. MORGAN PARTNERS (BHCA), L.P.

                                   By JPMP Master Fund Manager, L.P.,
                                    its General Partner

                                   By JPMP Capital Corp.,
                                    its General Partner

                                   By: /s/Richard D. Waters
                                       ------------------------
                                       Title: Partner

                                   DK ACQUISITION PARTNERS, L.P.

                                   By M.H. Davidson & Co.,
                                    its general partner

                                   By: /s/Thomas L. Kempner, Jr.
                                       -----------------------------
                                       Title: General Partner

                                   EMPIRE INSURANCE COMPANY,
                                   as executed on their behalf by
                                   their Investment Manager,
                                   Cohanzick Management, L.L.C.

                                   By:
                                      Title:

                                   ORIX USA CORPORATION

                                   By: /s/Sheppard H.C. Davis, Jr.
                                       ---------------------------
                                       Title: Authorized Representative

                                   UBS HIGH YIELD FUND

                                   UBS Global Asset Management (New York)  Inc.
                                   As Investment Manager for the UBS HIGH YIELD FUND

                                   By: /s/Benjamin F. Leinhardt, Jr.
                                       -----------------------------
                                       Title: Chairman

                                   By: /s/Charles R. Mathys
                                       ------------------------
                                       Title: Assistant Secretary

                                   SUNTRUST BANKS, INC.

                                   By: /s/Martin Ted Hayden
                                       ------------------------
                                       Title: Senior Vice President